[BANCBOSTON LEASING LOGO]


                         MASTER LEASE FINANCE AGREEMENT

               This MASTER LEASE FINANCE AGREEMENT, dated as of the 24th day of April, 1996, ("Lease Agreement") is made at Boston, Massachusetts by and between BancBoston Leasing Inc. ("Lessor"), a Massachusetts corporation with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 and Allou Distributors, Inc. ("Lessee"), a New York corporation with its principal place of business at 50 Emjay Boulevard, Brentwood, NY 11717.

               IN CONSIDERATION OF the mutual promises and covenants contained herein, Lessor and Lessee hereby agree as follows:

               1. Property Leased. At the request of Lessee and subject to the terms and conditions of this Lease Agreement, Lessor shall lease to Lessee and Lessee shall lease from Lessor such personal property ("Equipment") as may be mutually agreed upon by Lessor and Lessee. The Equipment shall be selected by or ordered at the request of Lessee, identified in one or more equipment schedules substantially in the form of Exhibit A attached hereto ("Equipment Schedule") and accepted by Lessee in one or more certificates of acceptance ("Certificate of Acceptance") in the form of Exhibit B attached hereto. Each Equipment Schedule executed by Lessor and Lessee and each Certificate of Acceptance executed by Lessee shall constitute a part of this Lease Agreement.

               2. Certain Definitions.

               2.1 The "Commencement Date" shall mean the date on which the Equipment identified in the applicable Equipment Schedule is accepted by Lessee under this Lease Agreement. Each Commencement Date shall be evidenced by the Certificate of Acceptance applicable to such Equipment Schedule.

               2.2 The "Rent Start Date" shall mean either (i) the first day of the month following the month in which the Commencement Date occurs or (ii) the Commencement Date, if the Commencement Date occurs on the first day of the month.

               2.3 The "Monthly Rent" shall mean the amount set forth in the applicable Equipment Schedule as Monthly Rent for the Equipment identified on such Equipment Schedule.

               2.4 The "Daily Rent" shall mean one-thirtieth (1/30) of the Monthly Rent.

               2.5 The words "herein", "hereof", and "hereunder" shall refer to this Lease Agreement as a whole and not to any particular section. All other capitalized terms defined in this Lease Agreement shall have the meanings assigned thereto.

               3. Term of Lease; Payment of Rent.

               3.1 The term of lease for the Equipment ("Lease Term") shall begin on the Commencement Date set forth in the applicable Certificate of Acceptance and shall continue during and until the expiration of the number of full calendar months set forth in the applicable Equipment Schedule, measured from the Rent Start Date. The Lease Term may not be cancelled or terminated except as set forth in Section 10.2 below.

               3.2 Aggregate Daily Rent shall be due and payable by Lessee on the Rent Start Date in an amount equal to the Daily Rent multiplied by the actual number of days elapsed from, and including, the Commencement Date to, but excluding, the Rent Start Date. The Monthly Rent shall be due and payable on the Rent Start Date and, thereafter on the first day of each month of the Lease Term. All Daily Rents and Monthly Rents shall be paid to Lessor at its office in Boston, Massachusetts.

               4. Acceptance of Equipment; Exclusion of Warranties.

               4.1  Lessee  shall  signify  its   acceptance  of  the  Equipment
identified in the applicable Equipment Schedule by promptly executing and delivering to Lessor a Certificate of Acceptance. Lessee acknowledges that its execution and delivery of the Certificate of Acceptance shall conclusively establish, as between Lessor and Lessee, that the Equipment has been inspected by Lessee, is in good repair and working order, is of the design, manufacture and capacity selected by Lessee, and is accepted by Lessee under this Lease Agreement.

               4.2 In the event the Equipment is ordered by Lessor from a manufacturer or supplier at the request of Lessee, Lessor shall not be required to pay the purchase price for such Equipment unless and until the applicable Certificate of Acceptance has been received by Lessor. Lessee hereby agrees to indemnify, defend and hold Lessor harmless from any liability to any manufacturer or supplier arising from the failure of Lessee to lease any Equipment which is ordered by Lessor at the request of Lessee or for which Lessor has assumed an obligation to purchase.

               4.3 Lessor leases the Equipment to Lessee and Lessee leases the Equipment from Lessor "AS IS" and "WITH ALL FAULTS". Lessee hereby acknowledges that (i) Lessor is not a manufacturer, supplier or dealer of such Equipment nor an agent thereof; and (ii) LESSOR HAS NOT MADE, DOES NOT MAKE, AND HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ITS DESIGN, CAPACITY, CONDITION, MERCHANTABILITY, OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE. Lessee further acknowledges that Lessor is not responsible for any repairs, maintenance, service, latent or other defects in the Equipment or in the operation thereof, or for compliance of any Equipment with requirements of any laws, ordinances, governmental rules or regulations including, but not limited to, laws with respect to environmental matters, patent, trademark, copyright or trade secret infringement, or for any direct or consequential damages arising out of the use of or inability to use the Equipment.

               4.4 Provided no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessor agrees to cooperate with Lessee, at the


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sole cost and expense of Lessee,  in making any claim against a manufacturer  or supplier of the Equipment arising from a defect in such Equipment. At the request of Lessee, Lessor shall assign to Lessee all warranties on the Equipment available from any manufacturer or supplier to the full extent permitted by the terms of such warranties and by applicable law.

               5. Ownership; Inspection; Maintenance and Use.

               5.1 Title to the Equipment shall at all times be in the name of Lessor. Any Equipment subject to titling and registration laws shall be titled and registered by Lessee on behalf of and in the name of Lessor at the sole cost and expense of Lessee. Lessee shall cooperate with and provide Lessor with any information or documents necessary for titling and registration of the Equipment. Upon the request of Lessor, Lessee shall execute any documents or instruments which may be necessary or appropriate to confirm, to record or to give notice of the interest of Lessor in the Equipment including, but not limited to, financing statements under the Uniform Commercial Code. Lessee, at the request of Lessor, shall affix to the Equipment, in a conspicuous place, any label, plaque or other insignia supplied by Lessor designating the interest of Lessor in the Equipment.

               5.2 The Equipment shall be located at the address specified in the applicable Equipment Schedule and shall not be removed therefrom without the prior written consent of Lessor. Lessor, its agents or employees shall have the right to enter the premises of Lessee, upon reasonable notice and during normal business hours, for the purpose of inspecting the Equipment.

               5.3 Lessee shall pay all costs, expenses, fees and charges whatsoever incurred in connection with the use and operation of the Equipment. Lessee shall, at all times and at its own expense, keep the Equipment in good repair and working order, reasonable wear and tear excepted. Any maintenance contract required by a manufacturer or supplier for the care and upkeep of the Equipment shall be entered into by Lessee at its sole cost and expense. Lessee shall permit the use and operation of the Equipment only by personnel authorized by Lessee and shall comply with all laws, ordinances or governmental rules and regulations relating to the use and operation of the Equipment.

               6. Alterations and Modifications. Lessee may make, or cause to be made on its behalf, any improvement, modification or addition to the Equipment with the prior written consent of Lessor, provided, however, that such improvement, modification or addition is readily removable without causing damage to or impairment of the functional effectiveness of the Equipment. To the extent that such improvement, modification or addition is not so removable, it shall immediately become the property of Lessor and thereupon shall be considered Equipment for all purposes of this Lease Agreement.

               7. Equipment Use; No Defense, Set-Offs or Counterclaims.

               7.1 Provided no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessee shall have the use of the Equipment in the ordinary course of its business during the Lease Term without interruption by Lessor or any person or entity claiming through or under Lessor.

               7.2 Lessee acknowledges and agrees that ANY DAMAGE TO OR LOSS, DESTRUCTION, OR UNFITNESS OF, OR DEFECT IN THE EQUIPMENT, OR THE INABILITY OF LESSEE TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER, SHALL NOT (i) GIVE RISE TO ANY DEFENSE, COUNTERCLAIM, OR RIGHT OF SET-OFF AGAINST LESSOR, OR (ii) PERMIT ANY ABATEMENT OR RECOUPMENT OF, OR REDUCTION IN DAILY OR MONTHLY RENT, OR (iii) RELIEVE LESSEE OF THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS LEASE AGREEMENT INCLUDING, BUT NOT LIMITED TO, ITS OBLIGATION TO PAY THE FULL AMOUNT OF DAILY RENT AND MONTHLY RENT, WHICH OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL, unless and until this Lease Agreement is terminated with respect to such Equipment in accordance with the provisions of Section 10.2 below. Any claim that Lessee may have which arises from a defect in or deficiency of the Equipment shall be brought solely against the manufacturer or supplier of the Equipment and Lessee shall, notwithstanding any such claim, continue to pay Lessor all amounts due and to become due under this Lease Agreement.

               8. Adverse Claims and Interests.

               8.1 Except for any liens, claims, mortgages, pledges, encumbrances or security interests created by Lessor, Lessee shall keep the Equipment, at all times, free and clear from all liens, claims, mortgages, pledges, encumbrances and security interests and from all levies, seizures and attachments. Without limitation of the covenants and obligations of Lessee set forth in the preceding sentence, Lessee shall immediately notify Lessor in writing of the imposition of any prohibited lien, claim, levy or attachment on or seizure of the Equipment at which time Lessee shall provide Lessor with all relevant information in connection therewith.

               8.2 Lessee agrees that the Equipment shall be and at all times shall remain personal property. Accordingly, Lessee shall take such steps as may be necessary to prevent any person from acquiring, having or retaining any rights in or to the Equipment by reason of its being affixed or attached to real property.

               9. Indemnities; Payment of Taxes.

               9.1 Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its agents, employees, successors and assigns from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities whatsoever arising out of or in connection with the manufacture, ordering, selection, specifications, availability, delivery, titling, registration, rejection, installation, possession, maintenance, ownership, use, leasing, operation or return of the Equipment including, but not limited to, any claim or demand based upon any STRICT OR ABSOLUTE LIABILITY IN TORT and upon any infringement or alleged infringement of any patent, trademark, trade secret, license, copyright or otherwise. All costs and expenses incurred by Lessor in connection with any of the foregoing including, but not limited to, reasonable legal fees, shall be paid by Lessee on demand.

               9.2 Lessee hereby agrees to indemnify, defend and hold Lessor harmless against all Federal, state and local taxes, assessments, licenses, withholdings, levies, imposts, duties, assessments, excise taxes, registration fees and other governmental fees and charges whatsoever, which are imposed, assessed or levied on or with respect to the Equipment or its use or related in any way to this Lease Agreement ("Tax Assessments"), except for taxes on or measured by the net income of Lessor determined substantially in the same manner as under the Internal Revenue Code of 1986, as amended. Lessee shall file all returns, reports or other such documents required in connection with the Tax Assessments and shall provide Lessor with copies thereof. If, under local law or custom, Lessee is not authorized to make the filings required by a taxing authority, Lessee shall notify Lessor in writing and Lessor shall thereupon undertake to file such returns, reports or documents. Without limiting any of the foregoing, Lessee shall indemnify, defend and hold Lessor harmless from all penalties, fines, interest payments, claims and expenses including, but not limited to, reasonable legal fees, arising from any failure of Lessee to comply with the requirements of this Section 9.2.

               9.3 The obligations and indemnities of Lessee under this Section 9 for events occurring or arising during the Lease Term shall continue in full force and effect, notwithstanding the expiration or other termination of this Lease Agreement.


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               10. Risk of Loss; Loss of Equipment.

               10.1 Lessee hereby assumes and shall bear the entire risk of loss for theft, damage, seizure, condemnation, destruction or other injury whatsoever to the Equipment from any and every cause whatsoever. Such risk of loss shall be deemed to have been assumed by Lessee from and after such risk passes from the manufacturer or supplier by agreement or pursuant to applicable law.

               10.2 In the event of any loss, seizure, condemnation or destruction of the Equipment or damage to the Equipment which cannot be repaired by Lessee, Lessee shall immediately notify Lessor in writing. Within thirty (30) days of such notice, during which time Lessee shall continue to pay Monthly Rent, Lessee shall, at the option of Lessor, either (i) replace the Equipment with equipment of the same type and manufacture and in good repair, condition and working order, transfer title to such equipment to Lessor free and clear of all liens, claims and encumbrances, whereupon such equipment shall be deemed Equipment for all purposes of this Lease Agreement, or (ii) pay to Lessor an amount equal to the present value of the aggregate of the remaining unpaid Monthly Rents plus any other costs actually incurred by Lessor. The present value shall be determined by discounting the aggregate of the remaining unpaid Monthly Rents to the date of payment by Lessee at the rate of five (5) percent per annum. Any insurance or condemnation proceeds received by Lessor shall be credited to the obligation of Lessee under this Section 10.2 and the remainder of such proceeds, if any, shall be paid to Lessee by Lessor in full compensation for the loss of the leasehold interest in the Equipment by Lessee.

               10.3 Upon any replacement of or payment for the Equipment as provided in Section 10.2 above, this Lease Agreement shall terminate only with respect to the Equipment so replaced or paid for, and Lessor shall transfer to Lessee title only to such Equipment "AS IS", "WITH ALL FAULTS", and WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE. Lessee shall pay any sales or use taxes due on such transfer.

               11. Insurance.

               11.1 Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever occurring during the Lease Term, for an amount not less than the higher of the full replacement value of the Equipment or the aggregate of unpaid Daily Rent and Monthly Rent for the balance of the Lease Term. Lessee shall also carry public liability insurance, both personal injury and property damage, covering the Equipment, and Lessee shall be liable for any deductible portions of all required insurance.

               11.2 All insurance required under this Section 11 shall name Lessor as additional insured and loss payee. Such insurance shall also be with such insurers and shall be in such forms and amounts as are satisfactory to Lessor. All applicable policies shall provide that no act, omission or breach of warranty by Lessee shall give rise to any defense against payment of the insurance proceeds to Lessor. Lessee shall pay the premiums for such insurance and, at the request of Lessor, deliver to Lessor duplicates of such policies or other evidence satisfactory to Lessor of such insurance coverage. In any event, Lessee shall provide Lessor with endorsements upon the policies issued by the insurers which evidence the existence of insurance coverage required by this
Section 11 and by which the insurers agree to give Lessor written notice at least twenty (20) days prior to the effective date of any expiration, modification, reduction, termination or cancellation of any such policies.

               11.3 The proceeds of insurance required under this Section 11 and payable as a result of loss or damage to the Equipment shall be applied as set forth in Section 10.2 above. Upon the occurrence of an Event of Default as defined in Section 15 below, Lessee hereby irrevocably appoints Lessor as its attorney-in-fact, which power shall be deemed coupled with an interest, to make claim for, receive payment of, execute and endorse all documents, checks or drafts received in payment for loss or damage under any insurance policies required by this Section 11.

               11.4 Notwithstanding anything herein, Lessor shall not be under any duty to examine any evidence of insurance furnished hereunder, or to ascertain the existence of any policy or coverage, or to advise Lessee of any failure to comply with the provisions of this Section 11.

               12. Surrender to Lessee. Upon the expiration of the Lease Term and provided that no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessor shall transfer title to the Equipment to Lessee "AS IS", "WITH ALL FAULTS". and WITH NO WARRANTIES WHATSOEVER, EITHER
EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR PARTICULAR PURPOSE.

               13. Financial  Statements.  Lessee shall annually,  within ninety
(90) days after the close of the fiscal year for Lessee, furnish to Lessor financial statements of Lessee, including a balance sheet as of the close of such year and statements of income and retained earnings for such year, prepared in accordance with generally accepted accounting principles, consistently applied from year to year, and certified by independent public accountants for Lessee. If requested by Lessor, Lessee shall also provide quarterly financial statements of Lessee, similarly prepared for each of the first three quarters of each fiscal year, certified (subject to normal year-end audit adjustments) by the chief financial officer of Lessee and furnished to Lessor within sixty (60) days following the end of the quarter, and such other financial information as may be reasonably requested by Lessor.

               14. Delayed Payment Charge. Lessee shall pay to Lessor interest upon the amount of any Daily Rent, Monthly Rent or other sums not paid by Lessee when due and owing under this Lease Agreement, from the due date thereof until paid, at the rate of one and one half (1-1/2) percent per month, but if such rate violates applicable law, then the maximum rate of interest allowed by such law.

               15. Default.

               15.1 The occurrence of any of the following events shall constitute an event of default ("Event of Default") under this Lease Agreement.

                              (a) Lessee fails to pay any Daily Rent or any Monthly Rent when due and such failure to pay continues for ten
               (10) consecutive days; or

                              (b) Lessee fails to pay any other sum required hereunder, and such failure continues for a period of ten (10) days following written notice from Lessor; or

                              (c) Lessee  fails to  maintain  the  insurance  as
               required by Section 11 above and such failure  continues  for ten
               (10) days after written notice from Lessor; or

                              (d) Lessee  violates or fails to perform any other
               term, covenant or condition of this Lease Agreement or any other document, agreement or instrument executed pursuant hereto or in connection herewith, which failure is not cured within thirty
               (30) days after written notice from Lessor; or

                              (e)  Lessee  ceases  to  exist or  terminates  its
               independent operations by reason of any discontinuance, dissolution, liquidation, merger, sale of substantially all of its assets, or otherwise ceases doing business as a going concern; or


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                              (f)  Lessee (i)  applies  for or  consents  to the
               appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official for itself or for all or a substantial part of its property, (ii) is generally not paying its debts as such debts become due, (iii) makes a general assignment for the benefit of its creditors, (iv) commences a voluntary case under the United States Bankruptcy Code, as now or hereafter in effect, seeking liquidation, reorganization or other relief with respect to itself or its debts, (v) files a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) takes any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (vii) takes any corporate action for the purpose of effecting any of the foregoing; or

                              (g) A proceeding or case is commenced, without the
               application or consent of Lessee, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up of Lessee or composition or readjustment of the debts of Lessee, (ii) the appointment of a trustee, receiver, custodian, liquidator or similar official for Lessee or for all or any substantial part of its assets, or (iii) similar relief with respect to Lessee, under any law providing for the relief of debtors; or an order for relief is entered with respect to Lessee in an involuntary case under the United States Bankruptcy Code, as now or hereafter in effect; or an action under the laws of the jurisdiction of incorporation or organization of Lessee, similar to any of the foregoing, is taken with respect to Lessee without its application or consent; or

                              (h) Lessee  makes any  representation  or warranty
               herein or in any statement or certificate at any time given in writing pursuant to or in connection with this Lease Agreement, which is false or misleading in any material respect; or

                             (i) Lessee defaults under any promissory note, credit agreement, loan agreement, conditional sales contract, guaranty, lease, indenture, bond, debenture or other material obligation whatsoever, and a party thereto or a holder thereof is entitled to accelerate the obligations of Lessee thereunder; or Lessee defaults in meeting any of its trade, tax or other current obligations as they mature, unless such obligations are being contested diligently and in good faith; or

                              (j) Any party to any  guaranty,  letter of credit,
               subordination or credit agreement or other undertaking, given for the benefit of Lessor and obtained in connection with this Lease Agreement, breaches, fails to continue, contests, or purports to terminate or to disclaim such guaranty, letter of credit, subordination or credit agreement or other undertaking; or such guaranty, letter of credit, subordination agreement or other undertaking becomes unenforceable; or a guarantor of this Lease Agreement shall die, cease to exist or terminate its independent operations.

               15.2 No waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or of the same Event of Default at any other time.

               16. Remedies.

               16.1 Upon the occurrence of an Event of Default and while such Event of Default is continuing, Lessor, at its sole option, upon its declaration, and to the extent not inconsistent with applicable law, may exercise any one or more of the following remedies:

                              (a) Lessor  may  terminate  this  Lease  Agreement
               whereupon all rights of Lessee to the use of the Equipment shall cease;

                              (b) Whether or not this Lease Agreement is terminated, Lessor may cause Lessee, at the sole cost and expense of Lessee, to return any or all of the Equipment promptly to the possession of Lessor in good repair and working order, reasonable wear and tear excepted. Lessor, at its sole option and through its employees, agents or contractors, may peaceably enter upon the premises where the Equipment is located and take immediate possession of and remove the Equipment, all without liability to Lessor, its employees, agents or contractors for such entry. LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO NOTICE AND/OR HEARING PRIOR TO THE REPOSSESSION OR REPLEVIN OF THE EQUIPMENT BY LESSOR, ITS EMPLOYEES, AGENTS OR CONTRACTORS;

                              (c) Lessor may proceed by court  action to enforce
               performance by Lessee of this Lease Agreement or pursue any other remedy Lessor may have hereunder, at law, in equity or under any applicable statute including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts or of any other jurisdiction, and recover such other actual damages as may be incurred by Lessor;

                              (d) Lessor may recover from Lessee damages, not as
               a penalty but as liquidation for all purposes and without limitation of any other amounts due from Lessee under this Lease Agreement, in an amount equal to the sum of (i) any unpaid Daily Rents and/or Monthly Rents due and payable for periods prior to the repossession of the Equipment by Lessor plus any interest due thereon pursuant to Section 14 above, (ii) the present value of all future Monthly Rents required to be paid over the remaining Lease Term after repossession of the Equipment by Lessor, determined by discounting such future Monthly Rents to the date of payment by Lessee at a rate of five (5) percent per annum, and
               (iii) all costs and expenses incurred in searching for, taking, removing, storing, repairing, restoring, refurbishing and leasing or selling such Equipment; or

                              (e) Lessor may sell, lease or otherwise dispose of
               any or all of the Equipment, whether or not in the possession of Lessor, at public or private sale and with or without notice to Lessee, which notice is hereby expressly waived by Lessee, to the extent permitted by and not inconsistent with applicable law. Lessor may sell, lease or dispose of the Equipment in such order and manner as Lessor may determine. Lessor shall then apply against the obligations of Lessee hereunder the net proceeds of such sale, lease or other disposition, after deducting all costs incurred by Lessor in connection with such sale, lease or other disposition including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising or other fees and Lessee shall remain liable for any deficiency. Lessor shall account for any excess of such proceeds over the total obligations owed by Lessee, which excess shall be immediately paid over to Lessee. Unless the Equipment threatens to decline speedily in value or is of the type customarily sold on a recognized market, Lessor shall give to Lessee at least five
               (5) days prior written notice of the time and place of any public sale of the Equipment or of the time after which any private sale or other disposition of the Equipment is to be made.

               16.2 No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Each right and remedy provided hereunder is cumulative and not exclusive of any other right or remedy including, without limitation, any right or remedy available to Lessor at law, by statute or in equity.

               16.3 Lessee shall pay all costs and expenses including, but not limited to, reasonable legal fees incurred by Lessor arising out of or in connection with any Event of Default or this Lease Agreement. Lessee shall also be liable for any amounts due and payable to Lessor under any other provision of this Lease Agreement.

               17. Assignment; Sublease.

               17.1 Lessor may sell, assign or otherwise transfer all or any part of its right, title and interest in and to the Equipment and/or this Lease Agreement to a third-party assignee, subject to the terms and conditions of this Lease Agreement including, but not limited to, the right to the use of the Equipment by Lessee as set forth in Section 7.1 above. Such assignee shall assume all of the rights and obligations of Lessor under this Lease Agreement and shall relieve Lessor therefrom. Thereafter, all references to Lessor herein shall mean such assignee. Notwithstanding any such sale, assignment or transfer, the obligations of Lessee hereunder shall remain absolute and unconditional as set forth in Section 7.2 above.

               17.2 Lessor may also, to the extent of its interest therein, pledge, mortgage or grant a security interest in the Equipment and assign this Lease Agreement as collateral. Each such pledgee, mortgagee, lienholder or assignee shall have any and all rights as may be assigned by Lessor but none of the obligations of Lessor hereunder. Any pledge, mortgage or grant of security interest in the Equipment or assignment of this Lease Agreement shall be subject to the terms and conditions hereof including, but not limited to, the right to the use of the Equipment by Lessee as set forth in Section 7.1 above. Lessor, by reason of such pledge, mortgage, grant of security interest or collateral assignment, shall not be relieved of any of its obligations hereunder which shall remain absolute and unconditional as set forth in Section 7.2 above. Upon the written request of Lessor, Lessee shall acknowledge such obligations to the pledgee, mortgagee, lienholder or assignee.

               17.3 LESSEE SHALL NOT SELL, TRANSFER, ASSIGN, SUBLEASE, CONVEY OR PLEDGE ANY OF ITS INTEREST IN THIS LEASE AGREEMENT OR ANY OF THE EQUIPMENT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Any such sale, transfer, assignment, sublease, conveyance or pledge, whether by operation of law or otherwise, without the prior written consent of Lessor, shall be void.

               18. Compliance and Approvals. Lessee warrants and agrees that this Lease Agreement and the performance by Lessee of all of its obligations hereunder have been duly authorized, do not and will not conflict with any provision of the charter or bylaws of Lessee or of any agreement, indenture, lease or other instrument to which Lessee is a party or by which Lessee or any of its property is or may be bound. Lessee warrants and agrees that this Lease Agreement does -not and will not require any governmental authorization, approval, license or consent except those which have been duly obtained and will remain in effect during the entire Lease Term.

               19. Miscellaneous.

               19.1 The section headings are inserted herein for convenience of reference and are not part of and shall not affect the meaning or interpretation of this Lease Agreement.

               19.2 Any provision of this Lease Agreement which is unenforceable in whole or in part in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such unenforceability without invalidating any remaining part or other provision hereof and shall not be affected in any manner by reason of such enforceability in any other jurisdiction. The validity and interpretation of this Lease Agreement and the rights and obligations of the parties hereto shall be governed in all respects by the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

               19.3 This Lease Agreement, including all Equipment Schedules and Certificates of Acceptance, constitutes the entire agreement between Lessor and Lessee. Lessor and Lessee agree that this Lease Agreement shall not be amended, altered or changed except by a written agreement signed by the parties hereto. LESSEE ACKNOWLEDGES THAT THERE HAVE BEEN NO REPRESENTATIONS, EXPRESS OR IMPLIED, BY LESSOR OTHER THAN AS SET FORTH HEREIN AND LESSEE EXPRESSLY CONFIRMS THAT IT HAS NOT RELIED UPON ANY REPRESENTATIONS BY LESSOR, EXCEPT THOSE SET FORTH HEREIN, AS A BASIS FOR ENTERING INTO THIS LEASE AGREEMENT.

               19.4 Any notice required to be given by Lessee or Lessor hereunder shall be deemed adequately given if sent by registered or certified mail, return receipt requested, to the other party at their respective addresses stated herein or at such other place as either party may designate in writing to the other.

               19.5 Lessee agrees to execute and deliver such additional documents and to perform such further acts as may be reasonably requested by Lessor in order to carry out and effectuate the purposes of this Lease Agreement. Upon the written request of Lessor, Lessee further agrees to execute any instrument necessary for filing or recording this Lease Agreement or to confirm the interest of Lessor in the Equipment. Lessor is hereby authorized to insert in any Equipment Schedule the serial numbers of the Equipment and other identifying marks or similar information and to sign, on behalf of Lessee, any Uniform Commercial Code financing statements.

               19.6 This Lease Agreement cannot be cancelled or terminated except as expressly provided herein.

               19.7 Whenever the context of this Lease Agreement requires, the singular includes the plural and the plural includes the singular. Whenever the word Lessor is used herein, it includes all assignees and successors in interest of Lessor. If more than one Lessee are named in this Lease Agreement, the liability of each shall be joint and several.

               19.8 All agreements, indemnities, representations and warranties of Lessee made herein and all rights and remedies of Lessor shall survive the expiration or other termination of this Lease Agreement, whether or not expressly provided herein.

               19.9 Any waiver of any power, right, remedy or privilege of Lessor hereunder shall not be effective unless in writing signed by Lessor.

               19.10 This Lease Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer or agent, have duly executed and delivered this Lease
Agreement, which is intended to take effect as a sealed instrument, as of the day and year first written above.


                                                 ALLOU DISTRIBUTORS, INC.

                                                 By: /s/ DAVID SHAMILZADEH
                                                    -------------------------
                                                 Title:      SR VP CFO

Accepted at Boston, Massachusetts

BANCBOSTON LEASING INC.

By:    /s/ SUSAN SINTROS
   --------------------------------
Title:   Assistant Vice President

                                   RIDER No. 1
                                       To
                         MASTER LEASE FINANCE AGREEMENT

               This Rider No.1 (the "Rider") is entered into between BancBoston Leasing Inc. ("Lessor") and Allou Distributors, Inc. ("Lessee"), and is contemporaneous with and amends the Master Lease Finance Agreement dated as of April 24 1996 (the "Lease Agreement") between Lessor and Lessee. It is the intention of Lessor and Lessee that, upon execution, this Rider shall constitute a part of the Lease Agreement.

               IN   CONSIDERATION  OF  the  mutual  covenants  and  promises  as hereinafter set forth, Lessor and Lessee hereby agree as follows:

               1. All capitalized terms used in this Rider shall, unless otherwise defined, have the meanings set forth in the Lease Agreement.

               2. Following section 19 of the Lease Agreement, a new section 20 is inserted as follows:

               "20. LESSOR OPTION TO TERMINATE. If (a) that certain Restated and Amended Revolving Credit Security Agreement (the "Revolver") dated as of May 9, 1994, and as it may be further amended from time to time, by and among Lessee as borrower, and The First National Bank of Boston ("FNBB"), and certain other banks set forth as parties, from time to time, as lenders, should cease to be in effect, or (b) Lessee should refinance its existing debt to FNBB with another lender, and if there should not be in effect any successor agreement for the extension of credit by FNBB to Lessee taking the place of such Revolver, then Lessor, at its option, upon thirty (30) days written notice to Lessee, may terminate the Lease Agreement with respect to all Equipment ("Terminated Equipment") set forth on any or all Equipment Schedules of the Lease Agreement (in each case, a "Terminated Equipment Schedule"), and Lessee shall pay to Lessor (i) all Monthly Rent and other amounts due from Lessee, including without limitation, any Return Fee (if applicable) under the Lease Agreement and any Terminated Equipment Schedule and (ii) the present value of an future Monthly Rents required to be paid over the remaining Lease Term determined by discounting such future Monthly Rents to the date of payment by Lessee at the rate set forth on the applicable Equipment Schedule(s) as the "Lease Rate"; and take title to such Terminated Equipment on the first day of the month following the expiration of such notice period (the "Termination Date").

               After the Termination Date, and provided that the foregoing conditions have been met, Lessee shall be released and discharged from all obligations with respect to a Terminated Equipment Schedule except for any obligations which have accrued prior to the Termination Date. Any amounts received by Lessor as a Termination Value under this Section 20 shall not be available to Lessee for the leasing of additional Equipment under such lease line. If either of the events referred to in (a) or (b) above should occur, Lessee agrees to give Lessor written notice thereof within ten (10) days following such occurrence."

               The terms and conditions of this Rider shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Lease Agreement.

               IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer or agent, have duly executed and delivered this Rider which is intended to take effect as a sealed instrument as of the date of the Lease Agreement.

                                                     ALLOU DISTRIBUTORS, INC.

                                                     By:  /s/ DAVID SHAMILZADEH
                                                        ------------------------
                                                     Title:      SR VP CFO

Accepted at Boston, Massachusetts

BANCBOSTON LEASING INC.

By:      /s/ SUSAN SINTROS
   ------------------------------
Title:   Assistant Vice President

[BANCBOSTON LEASING LOGO]

                                                              Lease Rate = 8.67%
                                                                       EXHIBIT A

                            EQUIPMENT SCHEDULE NO. 1

               This Equipment Schedule No. 1 is hereby made a part of the MASTER LEASE FINANCE AGREEMENT dated as of April 24, 1996 between BancBoston Leasing Inc., as Lessor, and Allou Distributors, Inc., as Lessee.

               1. EQUIPMENT DESCRIPTION (including quantity, model/feature, identification and/or serial number):

                       Warehouse Equipment and Leaseholds

            For further description - please see attached Exhibit A.


2.FINANCE CHARGES:       $456,355.27
3.LEASE TERM:            60 months
4.ACQUISITION COST:      $2,010,376.13
5.MONTHLY RENT:          $41,112.19       [X] in advance        [_]in arrears
6.INSTALLATION SITE:     25655 Springbrook Ave., Units #6, #7 & #8
                         Address

                         Saugus       Los Angeles    California   91350
                         ----------------------------------------------
                         City         County         State        Zip Code

LESSOR:

BancBoston Leasing Inc.

By: ___________________________

Title: __________________________



LESSEE:

Allou Distributors, Inc.

By: ___________________________

Title: __________________________

                            Allou Distributors, Inc.
                            Equipment Schedule No. 1
                                    Exhibit A


(1)            Keyboard Assembly
(1)            Jet-A-Mark Linx
(1)            Cabinet Yello 120 Gal Safe-T-Dr
(1)            Hazard Rating Pocket Guide
(1)            Fire Protection Guide/Haz Mat
(1)            Haz Chemicals Desk Reference
(1)            Bulk Cold Packs 5 /12" X 10"
(1)            Standard Refill Pack
(2)            Coated Palm Knit Gloves
(1)            Refill Kit for #10430
(11)           Support Belt, Large Black
(3)            Cabinet Yello 120 Gal Safe-T-Dr
(175)          Allsafe Prism  Uni-Lens Spec  Black/Hot  Pink Brow Temple Clr
(24)           Allsafe Clear  Replacement  Lens for the Prism Spec
(1)            Speakman  Saf-T-Zone  Shower and Eyewash
(175)          Allsafe Prism  Uni-Lens Spec  Black/Hot  Pink Brow Temple Clr
(24)           Allsafe Clear  Replacement  Lens for the Prism Spec
(109)          Allsafe Prism Uni-Lens Spec Black/Hot Pink Brow Temple Clr
(24)           Allsafe Clear  Replacement Lens for the Prism Spec
(3)            National MSDS Training  Posters,  English and Spanish
(2)            Pacsafe Clear Vinyl Apron 30" X 36" X 012"
(1)            Kishigo  Non-Hemmed Vinyl Apron 36" X 45" .012"
(2)            North Large First Aid Kit (24) Allsafe  Replacement Lens
(3)            Nat'l See Sign 7" X 17"
(2)            Nat'l See Sign 7" X 7"
(3)            Nat'l Rigid  Safety First
(10)           OK-1 Nylon Back Support Belt
(10)           Protexall Super Hairnet
(1)            Speakman Open Valve
(1)            Nat'l See Sign 7" X 17"
(1)            Speakman  Open Valve
(2)            7" X 17"See Sign
66 Lin Ft. of 8' 4-7/8" Cornile High Plush Aluma-Wall Partitions Including
              (1) 3'0" X 6'8" Door Frame and Jamb and 6 PN297 Ceiling Supports
(1)            Sweeper BG 80,  Serial #1696
(1) Window & Door 96 X 88 Aluminum Bracket 4MM Hex Tri-Handle Spin Fixture & Nose Assembly For Air Mist Bottle
2 Lot Vacuum Bottles Cradles
2 Lots Bottle Rotators
(1)         Screening Machine Serial #595785:
               (1)           2 Color Cylinder Only Base Machine
               (2)            Suction Hold Down System
               (1)            Adjustable  Infeed Conveyor
               (1)            Pick and Place  Load  W/Orientor
               (1)            Universal   Flame  Treat  System
               (1)            Flame  Treat Turning  Station  Cylinders

               (2)            Pre  Registration Station
               (2)            Print Registration Station
               (2)            Four Way Micro  Adjust  Screen Mount
               (2)            UV Light Mount With Exhaust  and Auto Lift
               (2)            Fusion  450 UV Unit 460 Volt
               (2)            Pick  and  Place  Unload
               (1)            Adjustbale Unload  Conveyor
               (2)            UV Turning  Station
               (1)            12OZ Cylinder Tooling Kit
(1)            American Ultraviolet curing tunnel
(1)            Advance Model 4-41705 screen washer with solvent filler
(1)            Advance Ultraviolet curing tunnel
(1)            Folder inserter
(1)            Lawson Nova 3046 photographic enlarger
(1)            Nuarc P1400 processor
(1)            Convert 48" accumulation
(1)            Lid for small piston filler
(1)            Belt conveyor for piston filler to convert side plate
(1)            4" tandem shear pipeline mixer complete with swivel casters
(1) Autoroll A-10 modular automatic screen printing system for cylinders SN: 585693 complete with suction holddown system for highspeed operation, adjustable infeed conveyor, pick and place load with neck/base orienter, universal flame treating system,
               flame   treating   turning   station  for   cylinders,   cylinder
               preregistration station, cylinder registration station, four way micro adjust screen mount, UV light mount with exhause and automatic lift, UV light (fusion systems F450 standard) UV turning station, adjustable unload conveyor, bottle cleaning station
(1)            Two ink jet bottom coders mount on side, belt carriers
(1) Nordenmatic Model 700 Hot Air Filling & Sealing Machine W/One Additional Set of Tooilng, S/N# 52140
(1)            Model   P-3-15,    "Steel   It"   Explosion-Proof    Motors   and
               Explosion-Proof On/Off at Machine
               (1) Set of Change Parts Included for 16 Oz. @ 120 CPM
(1) Model 2D-3-4 W/(2) 15 Cubic Foot Hoppers, 76" Square Base Assembly/Hardcoat Anodized Aluminum Top Plate
                             - Drive Chain-Heavy Gearing
                             - Allen-Bradley PLC-SLC 500
                             - Discharge Conveyor to the Edge of Base Frame
                             - Platform Decking and Ladder
                             (1) Set of Change Parts 8 Oz.
                             (2) Additional Sets of Change Parts for 12 Oz.
                                 and 16 Oz.
(1)            Model P-4-15, "Steel It"
                             (1) Set of Change Parts for 16 Oz. at 90 CPM
                             (1) Machine Direction L To R, Extended Chutes Built
                                 to Send Bottles, Laying Down, Base
                                 First Down Stream, 36" Conveyor Height
                             (2) Additional Sets of Change Parts for 2 Oz. and
                                 32 Oz.  Extended
(1)            Model P-4-15, "Steel It"
                             (1) Set of Change Parts for 3 Oz. at 120 CPM
                               -    Machine Direction L To R Extended Chute
                                    Built to Send Bottles, Laying Down, Base
                                    First Down Stream, 36"Conveyor Height

(1) Great Lakes Model TS-37 inline automatic horizontal wrapper with NEMA 12 U.L. approved main control box, including but not limited to the following standard features:
                               -    Continuous motion operation;
                               -    Programmable logic controller;
                               - Precision temperature control - hot knife cross seal;

                               -    Low voltage ribbon side sealer;
                               -    Central lubrication;
                               -    10' Flighted infeed;
                               -    Vertical drop tee-lugs;
                               -    Rapid handwheel change over;
                               -    Film mizer wheel;
                               -    8" Seal jaw with seal jaw bridge;
                               -    Varible Speed Discharge
                               -    2 1/2" high Z-shaped paper guide

(1) Shrink Wrap Machine Model TS37 with Special 10 Ft. Infeed, T Lugs Variable Speed Discharge Seal
(1)            Belco ST 1608 High Speed Great Lakes 737-2  Bundler and  HVP4-448
               Tunnel
(1)            Newbridge 3624 Mainstreet Channel Bank with Internal CSU
(1)            Hydraulic Blow Molding System For Bottles
(1)            Meg VLB Video Controller 1280 X 1024 S/N# 001079/AL1029-E
(1) Platinum Payroll Software System Manager-Single User X-Trieve with Platinum Integration Implementation, System Set-Up
(1) 486DX-33MHZ at VLB System 486DX-33MHZ W/256K Writeback Cache, S/N# VLB 421832, Intel Processor;UMC Chipset; AMI Bios Mid Tower Chassis W/230 Watt UL Power Supply FCC Class B Approved & JCE-PAM-4-VAT Dos 6.0, S/N# 1B-210050, 4 Meg Ram 200 Meg Ide Hard Drive S/N# Bl19CZKS, Orchid VLB HD/FD at 1/O Controller S/N# 57213, 1.2/5/25" Teac Floppy S/N# N166064, 101 Enhanced Keyboard S/N# 930504062, 14" VLB SVGA 1280 X 1024NI .28MM Monitor
(1)            Omso  Model  RS37/UV  Single  Color  Bottle   Printer-Auto-Screen
               Printing Machine Complete with Fusion F450 UV Curing System S/N# G1470 Including (2) Sets of 160z. Tooling
(1) Counter Rotating Two Speed Agitator Assembly For 1360 Gallon Mix Tank T-304 Stainless Steel
(1) Willett Labeljet Inc. Model 2300-45 Automatic Microprocessor Controlled Airjet Pressure Sensitive Applicator
(2)            Photo-Electric Product Detector With Mounting Hardware
(2)            U-Arm to Mount Applicator to Existing T-Base Stand
(2)            3820 Mek Final Assy-Demo
(2)            KID III
(2)            Photocell Assembly 38XX
(1)            6500 Gallon Vert Tank
(2)            Batch Controller
(2)            Installation Tee
(2)            Paddle Wbeel Flo Sensor
(3)            6500 Gallon Vert Tank
(1)            50 Ft.  Kuritek Clear Suction Hose
(1)            60 Ft.  Wht FDA Suction Hose
(1)            Omso RS37 Two Colr Incline Automatic Silk Screening Machine
(3)            Semi Auto Silk Screening Machines
(7)            Evaporative Coolers
(1)            15' Ft. Drying Chamber For Semi Auto Screen Printers
(1)            25' Conveyor System
(2)            Jacketed Mixing Tanks, Stainless Steel
(2)            Variable Speed Mixers For Mixing Tanks
(4)            Carton Coder
(1)            Wastewater  Discharge Control System Including Pumps, Filters and
               Controls(l)
(1)            High Speed Capper S/N: C-8-C-LC-LR-0340
(1)            Capper Elevator for Rotary Shampoo Line S/N: C.E.0343

(1) Rebuild U.S. Rotary Filler - change from vacuum to pressure system 480 transformer
(1)            Wiring
(1)            Post Surge Optics
(1)            Level Control
(1)            Allowance for 10% Window
(1)            Set of 12 Ounce Container Parts
(15)           Conveyor
(1)            Infeed End Bracket
(1)            Variable Speed Conveyer Drive
(1)            Conveyer Support Legs
(1)            Supports and Chain for Conveyor
(1)            Set of 8 Ounce Change Parts for Rotary Filler
(7) Cavity Injection Blow Molds for a Jomar 85 Ton, Comprised of Two Molding Stations
(1)            1,400 Gallon SS Single Wall Tank (Alcohol) S/N 36112706
(1)            5,000 Gallon Steel Tank W/Frame S/N 145148463
(1)            Cooling Tower S/N 87-200444
(1)            Clark Forklift S/N 355-726-4161
(1)            45 KVA Transaformer S/N 29-1/87-185609
(2)            Ron Unger Single Head Filling Machine S/N 128874 & 018760
(1)            Ron Unger 12 Head Filling Machine S/N 118724
(1)            Pack West 6 Head Piston Filler S/N PF-6-0030
(1)            Pack West Capper S/N C-6-0031
(1)            E.L.F. 6 Hd Filler S/N ELF771
(2)            Pack West Unscrambler S/N U-6-0032
(2)            Wilton Carton Sealers S/N 113862 & 113863
(1)            Alesco Piston Filler S/N 55773
(3)            Waukeshau SS Pumps S/N D06754455, 1338855 & 891725
(1)            Wilden M-8 SS S/N 31655
(2)            5,000 Gallon SS Single Wall Tank S/N 3911017
(1)            750 Gallon Jacketed SS Tank With Dual Motion Agitator S/N 49304
(1)            1,400 Gallon Jacketed Tank With Agitator S/N 49305
(1)            3,000 Gallon SS Tank W/Cooling Jacket S/N 3760852
(1)            1,400 Gallon SS Single Wall Tank (Alcohol) S/N 31728-9
(2)            1,900 Gallon Poly Tanks S/N 5T-1900
(1)            850 Gal SS Single Wall Tank S/N 5KS826GN239PE
(2)            60 Gal Legion Stm Jacketed Kettles S/N 5OZ-9E-03
(1)            120 Gal Jacketed Mix Tank S/N 49313
(1)            5,000 Gallon Steel Tank W/Frame S/N 7060
(2)            SS Inline Filters S/N 060499
(1)            Batch Controller For D.I. Water S/N CGT34FK38A
(3)            Aro Drum Pump S/N A, B & C
(1)            Parker Boiler 40 HP S/N 33454
(1)            Parker Boiler 25 HP S/N 37118
(1)            Cooling Tower S/N .89-200444
(1)            Dalemark Coder S/N 874-137
(1)            Toledo Digital Scale S/N N06016049
(1)            Curtis 25 HP Compressor S/N C-17470
(1)            Pallet Racks S/N 4431011889
(2)            Pallet Jacks S/N 7006898319
(1)            Clark Forklift S/N 356-116-514S
(1)            Toyota Forklift S/N 355-726-4161
(2)            ARC Welder S/N JG138740
(1)            45 KVA Transformer S/N 29-10/86-181793

(1)            Telephone System S/N RJ21 X
(1)            Alarm System S/N 87C0l62
(1)            Willett 2610 Printer Applicator System S/N 9226-0037
                    Lighting  Fixtures  Glass  Display - Front  Window Neon Sign
                    Modular   Racks    Free-Standing   Aisle   Shelving   -   8'
                    Free-Standing   Aisle  Shelving  -  6'  Free-Standing  Aisle
                    Shelving  -  64  Wire   Dividers  &  Hardware  For  Shelving
                    Free-Standing Swivel Racks - 4 Sided Free-Standing Swivel Racks - 2 Sided Display Cabinets Service Counters Glass Shelving Modular Peg Boards and Hardware Mirrors - Back Wall 4x8 Sections Counter Displays - Glass Counter Displays - Plastic Cash Registers and Calculators Wire and Plastic Display Baskets HAVC
(19)           Savin Fax I
(1)            Savin Fax IV
(1) AT System, Amdex 1280 Monitor, AST Keyboard, Microsoft Mouse and Printer Switch
(1)            Desktop Publishing
(1)            PC System With 60Meg NB, 640K, All Ports
(2)            PC Systems With One Disk and One Port
(1)            Order Entry System - Data General Mini-Computer SW
(1)            Computer Equipment for Third Watson System
(1)            Pallet Racks
(1)            Wilden Pump M-8
(1)            Manchester 200 Gal Receiver
(1)            Rl00A Air Drive
(1)            AH 125 Air Cooled After Coller
(1)            F420BF00 5 Micron Air Filter W/Auto Drain 1 1/2"
(1)            R40 OBOO 1 1/2" Regulator
(1)            Tank Stand For Perm
(1)            B/S Mixer
(1)            Curtis 25HP Used Compressor
(2)            2 x l 1/2" SS Bushing
(1)            1 1/2" x Close
(2)            1 1/2" Type A
(1)            Air Fittings
(1)            1 1/2 x 6"
(1)            1 1 /2" x 1 1 /4" SS Bushing
(1)            1 1/2" Type A Camlock
(1)            1 1/2" Type F Camlock
(1)            6" x l 1/2" SS Nipple
(1)            1 1/2" x 90 DEG SS EL
(1)            Lot Brass Fittings
(150 Ft.) 3/4" Raided Nylon Hose (Alcohol Filler)

(1)            Belts & Shives For Speed Increase on Cond Mix
(1)            Belt For Cooling Tower
(1)            Voltage Regulator
(2)            Brass Needle Valves
(1)            5 Gal Dod Ink
(1)            Pressure Switch (Cooling Tower)
(1)            5 Gal Dod Ink
(12)           C.I.J. Solvent
(1)            Fabricate SS Bridge For 40 Gal Kettle
(1)            1 1/2" Type C 90 Deg SS
(8)            1 1/2" Type C SS
(1)            Mixer Stand
(20)           Hose Clamp
(4)            1 1/2" Dust Cap SS
               SS-12 Chain
               2" Butterfly Valve With 1 1/2" Welded Kamlock
               P/N 2001603012 Willett CIJ Nozzle
(10)           Viton Crepaco 0 Rings
(10)           Viton Crepaco Lipseals
               OMSO RS37/UV One Color Screen Printing Machine With:
               -    Flaming Unit
               -    Pre-Register and Register Device
               - 1 Print Station with One Cylinder Device Inflation and No Bottle, No Print Device - 1 UV Walking Beam and Cabinet Including Fusion F-450 Lamp Syst. - 360 Degree Wrap Around UV Shielding with Safety Disconnects - Electrics 220v, 3 Phase, 60c
(1)            Everex/Lasermaster Image Processing System Including:
               Everex Step/AGI 486/33 33mhz PC/AT Compatible
               Tower Case With 220W Power Supply
               128K High Speed 25NS System Static Cache 16MB System Memory on Board 160MB ESDI Winchester Disk With Controller 101 Key Enhanced Keyboard 1.2MB 5.25" Floppy Disk Drive 1.44MB 3.5" Floppy Disk Drive 1 Serial Port/l Parallel Port 60MB QIC-50 1/4" lnternal Tape Drive Evervision VGA Color Monitor VGA Video Card, 256KB
               Memory  Microsoft   Compatible  Bus  Mouse  Lasermaster  Turbores
               Typeshop  Which  Includes:   Turboview  19"  Gray  Scale  Monitor
               Turbosetter 1000 Laser Image Setter Including: 6MB Raster Imaging Processor Card 2MB Video Controller Daughter Board Real Time Panning and Zooming High Resolution Drivers 135 Vector Scalable Fonts Postscript Interpreter All Required Cables, Paper and Toner Cartridge
               MS Windows V3.0 Menu Utility "PC Image", Correl Draw Syquest 44MB Removable Hard Disk Drive, With Interface and Cables, Place of 60MB QIC-60 Tape Backup. Includes Appropriate Software, Cables, SCSI Interface Adapter, (1) 44MB Removable Cartridge

(4)            L Shaped Desks W/ Chair
(4)            Lateral Files
(2)            Folding Tables
(1)            Sharp Copier W/Stand #SS8600
(2)            Wood Finish Desk W/Chair
(1)            Model 148 Latter Heat Shrink Tunnel S/N 867385
(1)            Arenco Twin Tube Filler S/N 43680
(1)            CPC Model M400 Bottom Coder W/Dennison Accuprint
(1)            U.S. Bottlers Model VC-30LS Filling Line
(1)            Fillamatic Model AB-5 Vial Filler
(1)            3000 Gal SS Jacketed Tank With Agitator
(1)            Sullivan Lab Size Colloid Mill
(1)            Victory Dbl Sided Commercial Refrig
(1)            Paramount Fitness Trainer W/Rowing Machine
(1) Spincure UV Dryer With Fusion UV Curing System With 10"D Bulb 220V, 60C, 3 Phase
(1)            4S/131 Screen Printing Machine With:  Speed  Inverter/Cylindrical
               Attachment/Tooling   For   4   Oz.   Cylindrical   Bottle,   With
               Registration/Machine Base
(1)            OMSO Orientmatic Unscrambler
(1)            Palace Bottle Unscrambler
(1)            Palace Bottle  Unscrambler  w/exp motors and remote mtd.  control panel
(1)            Willet 3150 DOD Systems including carton feeder
(1)            Motorola RISC System 8408 Including the Following:
               Processor With 8 Megabyte of Memory
               Master Terminal
               60 Megabyte Disk Drive 150 Megabyte Streamer Tape Sussystem 32 Serial Ports (Users) 1 Printer Ports Uninteruptible Power Supply Unix and Cdos License (For 32 Users) 1200 Baud Modem Application Programs and Data Conversion
(2)            Printronix 6040 Printers S/N A305243 & A305242
(1)            Warehouse Demand Printer Facit S/N 562813
(1)            Pack West FullynAutomatic Four Barrel Piston Filler#4BPFQSWRFG022
(1)            Pack West  Inline Auto 120 Capper S/N  C6LRRC0225
(1)            Pack West Model 48 Inch Rotary Unscrambler
(1) Pack West Model 48 Inch Rotary Accumulator (1 Lot) Connecting Stainless Steel Conveyor
(1)            Willet Model #3840 Small Character Ink Jet Printer #90060466105
(1)            Pack West Bottom Coder Conveyor
(8)            525 Gallon Polyethelene Storage Tanks W/Ball Valves
(1)            Willet  Model #3150 Large Char.  Ink Jet Printer  W/Conveyor  S/N
               88370416001
(1)            Carbon  Steel  Storage Tank 8200  Gallons  (Including  Stand) S/N
               KTP12889
(1)            Mixer Part #FGV075
(1)            2" Batch  Controller  (Meter) For Standapol  (Includes PC100) S/N
               122189

Construction and Leaseholds:
- ----------------------------

*              Walls type I - Fire rated walls
               Framing to be done with 3 5/8" x 1 5/8" steel studs 16 gage 30' high with sound insulation with four ply 5/8" fire treated sheet rock and laminated 12' high fire treated plywood

*              Walls type II
               Framing to be done with 3 5/8" x 1 5/8" steel studs 16 gage 12' high with sound insulation two sided 5/8" x 10' sheet rock

*              Walls type III
               Framing to be done with 3 5/8' x 1 5/8' steel studs 20 gage 1 2' high with sound insulation two sided 5/8" x 10' sheet rock

*              Plumbing
               Demolish and cap off 19 points. Furnish and install 19 new fixtures in place of the old points. Prepare piping for 14 new additional points. Furnish and install new fixtures with all new piping.

*              Sprinklers
               Furnish and install new sprinkler heads throughout the following areas: New offices, mezzanine/R/x department, inventory control, traffic, warehouse management area, main entrance, receptionist and waiting area, corridors, and warehouse lunch rooms. Also install a new temper valve and shut off switch to main system.

*              HVAC
               Furnish and install new heating and cooling systems including a supply and direct return ducts, fire dampers and diffusers and all related hardware including necessary piping for condinsating line and new high-pressure gas line for new heat pump for HVAC system.

*              Electrical
               Remove all hazardous wiring and all receptacles and fixtures from the warehouse due to frayed wiring, hazardous conditions and/or inefficient lighting conditions.

*              Warehouse
               Install new 200 amp line and two new 75 kva transformers 480 to 277 volts. Relocate one transformer from loading doc into warehouse #5. Reloacte battery charges for high-lows from warehouse #1 to warehouse #5 opposite load doc wall. Furnish and install new outlets for security alarm system in warehouse #5. Furnish and install new wiring for exit lights in warehouse #5. Furnish and install new circuit breakers for lighting systems. Furnish and install new lights at a height of 28' f.f. Floor. 277 volts 400-watts mercury model ar22 prisms covered by 22' reflected lenses to increase illumination to increase energy efficiency ard decrease energy cost.

*              Office
               Furnish and install new 2' x 4' lay-in light fixtures 277 volts with electronic ballasts and chrome reflectors. Outlets, light switches emergency battery operated lights, lighted exit signs above all exits and wherever necessary throughout all the offices. Furnish and install two new panel boxes 200 amps each.

*              Ceilings type I
               Furnish and install new 2' x 2' revealed tiles soundproof in executive offices.

*              Ceilings type II
               Furnish and install new 2' x 4' revealed 32 score tiles in the office areas.

*              Ceilings type III
               Furnish and install new 2' x 4' fire-rated revealed 32 score tiles in the office areas beneath R/x department.

*              Ceilings type IV
               Furnish and install new 2' x 4' lay-in standard ceiling tiles in all other common areas.

*              Doors & Hardware
               Includes doors, frames, hinges, locks, automatic door closures, and door stoppers. Doors and frames are to be steel and will meet fire-standard ratings.

*              Doors type I
               Entry doors with welded frames into masonry walls.

*              Doors type II
               Interior doors with k/d frames to be installed in sheetrock walls.

*              Doors type III
               Interior double doors single frame active and inactive doors with built-in safety latches.

*              Painting
               Prepare all walls with plaster and/or compound to fill all holes, cracks or voids in preparation for painting.

*              Type I
               All interior office walls to be Benjamin Moore semi-gloss.

*              Type II
               All doors and frames to be painted with Benjamin Moore semi-gloss oil paint.

*              Type III
               Warehouse walls where needed to be painted with Benjamin Moore industrial oil paint.

*              Floors
               All floors throughout the construction area are to be skim coated and leveled with levellastic cement and 100% latex binder.

*              Type I
               Office area to be carpet tile 18" x 18" 40 oz. wt. with vinyl backing manufactured by Interface Carpet Mills with releasavle adhesive.

*              Type II
               Vinyl tile 12" x 12" x 1/8" thickness manufactured by Ezrock Tile
               Mfg.  4"  rubber  cove  base  to  be  instaled   throughout   the
               installation. Cove base manufactured by V.P.I. Rubber Products.

*              Mezzanine
               Furnish and install 200 beams 1 5/8" x 12" x 18" 10 gauge. Furnish and install 2,100' of 20 gauge corrugated steel decks. Furnish and install two layers half inch sound board two layers of treated plywood.

*              Renovation of old existing office space
               Renovation Includes the following: removal of some old walls, removal of old and shabby and stained ceilings, removal of old light fixtures, removal of some old VAC ducts including registers, removal of all old flooring and all data and communication lines and jacks. Reinstall some new walls and new ceilings, new electrical wiring and recepticals and fixtures. Painting and flooring for all of the above. Install eight new 1 1/2 hour fire rated doors with new frames. Reinstall new HVAC ducts. The following departments are included in the above scope of work; executive offices, accounting, bookkeeping, data processing, purchasing and adjustments.








BancBoston Leasing Inc.

By: ___________________________

Title: __________________________




Allou Distributors, Inc.

By: ___________________________

Title: __________________________

[BANCBOSTON LEASING LOGO]


                                                                       EXHIBIT B


                            CERTIFICATE OF ACCEPTANCE

To:            BancBoston Leasing Inc.
               100 Federal Street
               Boston, Massachusetts 02110

               Pursuant to the MASTER LEASE FINANCE AGREEMENT dated as of April 24, 1996 (the "Lease Agreement") between BancBoston Leasing Inc. (the "Lessor") and the undersigned (the "Lessee"), the equipment described on Equipment Schedule No. 1 (the "Equipment") has been delivered to the location set forth in such Equipment Schedule, has been tested and inspected by Lessee, and has been found to be in good repair and working order.

               The Equipment has been accepted and placed in service by Lessee for all purposes under the Lease on __________ 19___ (the "Commencement Date").

               The execution of this Certificate of Acceptance by Lessee shall not be construed, in any way, to relieve or to waive the obligations of any manufacturer or supplier for any warranties with respect to the Equipment

               This Certificate of Acceptance applicable to Equipment Schedule No. 1 shall constitute a part of the Lease Agreement.

               IN WITNESS WHEREOF Lessee, by its duly authorized officer or agent, has duly executed and delivered this Certificate of Acceptance which is intended to take effect as a sealed instrument.

                             Allou Distributors, Inc.
                             By: ____________________________
                             Title: __________________________